UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2013

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore		554369
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On December 5, 2013, the Board of Directors (the “Board”) of Kulicke & Soffa Industries, Inc. (the “Company”) approved a form of indemnification agreement for certain officers of the Company (the “Indemnification Agreement”). The Board approved the Indemnification Agreement based on its determination that it is in the best interests of the Company and its shareholders to attract and retain capable officers by providing them with indemnification and insurance coverage pursuant to express contractual rights. The Company anticipates that it will enter into a substantially similar Indemnification Agreement with each of the Company’s current executive officers and any new executive officer.
The Indemnification Agreement generally provides, among other things, that the Company will indemnify the applicable officer, except as expressly prohibited by the laws of the Commonwealth of Pennsylvania, against any and all damages, losses, liabilities, settlements, and all other costs and expenses incurred in connection with any threatened, pending or completed claim or proceeding, whether brought by or in the right of the Company or by third parties (subject to certain exceptions set forth in the Indemnification Agreement), to the extent such amounts are related to acts, omissions, events or occurrences that arise from or are related to the fact that the officer is or was an officer of the Company or any subsidiary of the Company, or is or was serving at the request or for the benefit of the Company. Subject to certain limitations, the Indemnification Agreement provides for the advancement of expenses incurred by the officer in connection with the proceedings described above. The Indemnification Agreement does not exclude any other rights to indemnification or advancement of expenses to which the officer may be entitled.
The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
10.1	Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 11, 2013	KULICKE AND SOFFA INDUSTRIES, INC.

	By:	/s/ Jonathan H. Chou
	Name:	Jonathan H. Chou
	Title:	Senior Vice President, Chief Financial Officer
and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement